UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2014
Date of Report (Date of earliest event reported)

CRAILAR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-50367	98-0359306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305-4420 Chatterton Way Victoria, British Columbia	V8X 5J2
(Address of principal executive offices)	(Zip Code)

(250) 658-8582
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on November 10, 2014, following the Annual General and Special Meeting of Shareholders of Crailar Technologies Inc. (the "Company") as described in Item 5.07 below, the Board of Directors (the "Board") of the Company accepted the resignation of Kenneth Barker as Chief Executive Officer and as a director of the Company. On the same date, the Board accepted the consent of Lesley Hayes (a director of the Company and the Chair of the Board) as Chief Executive Officer of the Company.

As a consequence of the resignation of Mr. Barker and the appointment of Ms. Hayes as Chief Executive Officer, the Board and Executive Officers of the Company are now comprised of the following:

Name	Position
Lesley Hayes	Chief Executive Officer, a director and Chair of the Board
Jason Finnis	President, Chief Innovation Officer and a director
Theodore Sanders	Chief Financial Officer and Treasurer
Guy Prevost	Corporate Controller and Compliance Officer
Jay Nalbach	Chief Marketing Officer
Robert Edmunds	Director
Jeremy Jones	Director
Peter Moore	Director
Klaus Flock	Director

In conjunction with the Board's acceptance of Mr. Barker's resignation as an officer and a director of the Company, and subject to the terms and conditions of that certain consulting services agreement between the Company and Mr. Barker (the "Consulting Services Agreement") dated November 10, 2014, Mr. Barker has agreed to continue on as a strategic advisor to the Company for a one-year term (subject to earlier termination as set forth in the Consulting Service Agreement). Pursuant to the terms of the Consulting Services Agreement, Mr. Barker shall be paid a gross monthly fee of $25,000. The Consulting Services Agreement replaces the previously disclosed senior executive services agreement between the Company and Mr. Barker.

A copy of the Consulting Services Agreement is attached as Exhibit 10.1 hereto.

Item 5.07.       Submission of Matters to a Vote of Security Holders.

The 2014 Annual General and Special Meeting of Shareholders (the "AGM") of the Company was held on November 10, 2014 to approve the agenda items described below.

A total of 40,530,367 shares (61.06% of the 66,378,003 issued and outstanding shares of the Company's common stock entitled to vote as of September 30, 2014, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted (or withheld/abstained) at the AGM with respect to each agenda item and do not include broker non-votes.

Agenda Item 1.       To set the number of directors at seven.

The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
34,724,297	86.61%	4,413,249	11.01%	953,780	2.38%

There were 439,041 broker non-votes with respect to this agenda item. Abstentions and broker non-votes were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be votes cast and, therefore, had no effect on the vote with respect to this proposal.

Agenda Item 2.       To elect the following seven directors.

The votes cast for and withheld with respect to each nominee were as follows:

Nominee	For		Withheld
Kenneth Barker	8,167,820	36.45%	14,239,285	63.55%
Jason Finnis	16,744,159	74.73%	5,662,946	25.27%
Robert Edmunds	17,241,973	76.95%	5,165,132	23.05%
Jeremy Jones	13,747,059	61.35%	8,660,046	38.65%
Peter Moore	20,555,606	91.74%	1,851,499	8.26%
Lesley Hayes	20,524,306	91.60%	1,882,799	8.40%
Klaus Flock	20,503,192	91.50%	1,903,913	8.50%

There were 18,123,262 broker non-votes with respect to this agenda item. Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors.

Agenda Item 3.       To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company's independent registered public accounting firm for the fiscal year ending December 27, 2014.

The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
34,933,257	86.19%	3,392,837	8.37%	2,204,270	5.44%

There were three broker non-votes with respect to this agenda item. Abstentions and broker non-votes were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be votes cast and, therefore, had no effect on the vote with respect to this proposal.

Agenda Item 4.       To approve an amendment to the Company's Notice of Articles to increase the Company's authorized shares of common stock from 100,000,000 shares of common stock to an unlimited number of shares of common stock without par value.

The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
18,339,414	81.85%	4,006,637	17.88%	61,054	0.27%

There were 18,123,262 broker non-votes with respect to this agenda item. Abstentions and broker non-votes were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be votes cast and, therefore, had no effect on the vote with respect to this proposal.

Agenda Item 5.       To amend the Company's 2011 Fixed Share Option Plan to increase the number of common shares reserved for issuance under such plan from 8,894,539 to 13,275,600 (the amended number of shares reserved for issuance under 2011 Fixed Share Option Plan represents 20% of the Company's common shares issued and outstanding as of the record date).

The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
17,147,362	76.53%	5,194,489	23.18%	65,254	0.29%

There were 18,123,262 broker non-votes with respect to this agenda item. Abstentions and broker non-votes were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be votes cast and, therefore, had no effect on the vote with respect to this proposal.

Agenda Item 6.       To hold a non-binding advisory vote on the compensation of our named executive officers.

The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
13,651,894	60.93%	8,493,536	37.91%	261,675	1.17%

There were 18,123,262 broker non-votes with respect to this agenda item. Abstentions and broker non-votes were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be votes cast and, therefore, had no effect on the vote with respect to this proposal.

The Company's solicitation of proxies with respect to its AGM involved securities of an issuer located in Canada and was being effected in accordance with the corporate laws of the Province of British Columbia, Canada, and securities laws of the provinces of Canada as well as the proxy solicitation rules under the United States Securities Exchange Act of 1934, as amended.

SECTION 8 - OTHER EVENTS

Item 8.01       Other Events

On November 12, 2014, the Company issued a news release (the "News Release") to announce certain management changes.

A copy of the News Release is attached as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits
10.1	Consulting Services Agreement between Crailar Technologies Inc. and Kenneth C. Barker, dated November 10, 2014
99.1	News release dated November 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAILAR TECHNOLOGIES INC.
Date: November 14, 2014.	/s/ Guy Prevost Name: Guy Prevost Title: Corporate Controller and Compliance Officer

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